QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2003

THE EMPIRE DISTRICT ELECTRIC COMPANY
(Exact name of registrant as specified in charter)

Kansas (State or other jurisdiction of incorporation)
1-3368 (Commission File Number)	44-0236370 (IRS Employer Identification Number)
602 Joplin Street, Joplin, Missouri (Address of principal executive offices)	64801 (Zip Code)
Registrant's telephone number, including area code: (417) 625-5100
Not applicable (Former name or former address, if changed since last report)

Item 9    Regulation FD Disclosure

        Attached hereto as Exhibit 99 is a press release, which is incorporated by reference herein, issued by the Company on May 8, 2003 regarding storm damage to the Company's service territory and resulting reconstruction expense.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY
	By	/s/ G. A. KNAPP
		Name:	G. A. Knapp
		Title:	Vice President—Finance and Chief Financial Officer
Dated: May 8, 2003

Exhibit Index

Exhibit Number	Description
99	Press Release, dated May 8, 2003, regarding storm damage to the Company's service territory and resulting reconstruction expense.

QuickLinks

  Item 9 Regulation FD Disclosure
SIGNATURE
Exhibit Index